POWER OF ATTORNEY
                                -----------------

I, the undersigned Director of LEGG MASON GLOBAL TRUST, INC., hereby severally constitute and appoint each of ANDREW J. BOWDEN, ARTHUR J. BROWN, ARTHUR C. DELIBERT, MARC R. DUFFY, MARK R. FETTING and MARIE K. KARPINSKI, my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity and only for LEGG MASON GLOBAL TRUST, INC. for which I serve as Director, any Registration Statements on Form N-14, all Pre-Effective Amendments to any Registration Statements of LEGG MASON GLOBAL TRUST, INC., any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE                                        DATE

/s/  John F. Curley, Jr.                         February 12, 2003
-----------------------------------              -----------------
John F. Curley, Jr.

/s/  Mark R. Fetting                             February 12, 2003
-----------------------------------              -----------------
Mark R. Fetting

/s/  Richard G. Gilmore                          February 12, 2003
-----------------------------------              -----------------
Richard G. Gilmore

/s/  Arnold L. Lehman                            February 12, 2003
-----------------------------------              -----------------
Arnold L. Lehman

/s/  Robin J.W. Masters                          February 12, 2003
-----------------------------------              -----------------
Robin J.W. Masters

/s/  Jill E. McGovern                            February 12, 2003
-----------------------------------              -----------------
Jill E. McGovern

/s/  Arthur S. Mehlman                           February 12, 2003
-----------------------------------              -----------------
Arthur S. Mehlman

/s/  G. Peter O'Brien                            February 12, 2003
-----------------------------------              -----------------
G. Peter O'Brien

/s/  S. Ford Rowan                               February 12, 2003
-----------------------------------              -----------------
S. Ford Rowan